                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22120

          Oppenheimer Portfolio Series: Fixed Income Active Allocation
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: January 31

                      Date of reporting period: 04/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                             Shares           Value
                                                                          ------------   --------------
INVESTMENT COMPANIES--100.4%(1)
FIXED INCOME FUNDS--100.3%
Oppenheimer Core Bond Fund, Cl. Y(2)                                         3,607,908   $   22,765,902
Oppenheimer International Bond Fund, Cl. Y                                   1,694,661       10,913,618
Oppenheimer Master Loan Fund, LLC                                              605,887        6,638,874
                                                                                         --------------
                                                                                             40,318,394
                                                                                         --------------
MONEY MARKET FUND--0.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18% (3)                   58,727           58,727
                                                                                         --------------
TOTAL INVESTMENTS, AT VALUE (COST $41,282,233)                                   100.4%      40,377,121
Liabilities in Excess of Other Assets                                             (0.4)        (170,187)
                                                                          ------------   --------------
Net Assets                                                                       100.0%  $   40,206,934
                                                                          ============   ==============

Footnotes to Statement of Investments

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                               SHARES                               SHARES
                                              JANUARY      GROSS        GROSS     APRIL 30,
                                              31, 2010   ADDITIONS   REDUCTIONS      2010
                                             ---------   ---------   ----------   ---------
Oppenheimer Core Bond Fund, Cl. Y            3,392,835     351,187     136,114    3,607,908
Oppenheimer Institutional Money Market
   Fund, Cl. E                                 131,432   2,148,579   2,221,284       58,727
Oppenheimer International Bond Fund, Cl. Y   1,618,229     123,729      47,297    1,694,661
Oppenheimer Master Loan Fund, LLC              593,657      41,770      29,540      605,887

                                                                         REALIZED
                                                                           GAIN
                                                VALUE       INCOME        (LOSS)
                                             -----------   --------     ---------
Oppenheimer Core Bond Fund, Cl. Y            $22,765,902   $314,018     $(398,646)
Oppenheimer Institutional Money Market
   Fund, Cl. E                                    58,727         82            --
Oppenheimer International Bond Fund, Cl. Y    10,913,618    115,525        (8,422)
Oppenheimer Master Loan Fund, LLC              6,638,874    151,350(a)     88,090(a)
                                             -----------   --------     ---------
                                             $40,377,121   $580,975     $(318,978)
                                             ===========   ========     =========

(a.) Represents the amount allocated to the Fund from Oppenheimer Master Loan
     Fund, LLC.

(2.) Considered a significant holding. See the individual Statement of Investments of this holding which appears later in this report.

(3.) Rate shown is the 7-day yield as of April 30, 2010.


                     1 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of April 30, 2010 based on valuation input level:

                                        LEVEL 2--
                          LEVEL 1--       OTHER        LEVEL 3--
                          UNADJUSTED   SIGNIFICANT    SIGNIFICANT
                            QUOTED      OBSERVABLE   UNOBSERVABLE
                            PRICES        INPUTS        INPUTS         VALUE
                         -----------   -----------   ------------   -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies     $40,377,121       $--            $--       $40,377,121
                         -----------       ---            ---       -----------
Total Assets             $40,377,121       $--            $--       $40,377,121
                         -----------       ---            ---       -----------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund's assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.


                     2 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

INVESTMENT IN OPPENHEIMER MASTER FUND. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the "master fund"). The master fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in the master fund, the Fund will have greater exposure to the risks of the master fund.

The investment objective of the master fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund's investment in the master fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the master fund. As a shareholder, the Fund is subject to its proportional share of the master fund's expenses, including its management fee.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $46,725,949
                                 ===========
Gross unrealized appreciation    $ 1,541,200
Gross unrealized depreciation     (7,890,028)
                                 -----------
Net unrealized depreciation      $(6,348,828)
                                 ===========

                     3 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

STATEMENT OF INVESTMENTS
OPPENHEIMER CORE BOND FUND (UNDERLYING FUND)
MARCH 31, 2010

                     4 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                            Principal
Oppenheimer Core Bond Fund (Underlying Fund)                                 Amount           Value
--------------------------------------------                              ------------   --------------
ASSET-BACKED SECURITIES--11.7%
Ally Master Owner Trust 2010-1, Asset-Backed
Certificates, Series 2010-1, Cl. A, 1.98%, 1/15/13(1,2)                   $  2,720,000   $    2,735,560
AmeriCredit Prime Automobile Receivables Trust 2010-1,
Automobile Receivables Nts., Series 2010-1, Cl. A2,
0.98%, 1/15/13                                                               1,180,000        1,180,398
Argent Securities Trust 2004-W8, Asset-Backed
Pass-Through Certificates, Series 2004-W8, Cl. A2,
0.726%, 5/25/34(1)                                                           3,925,924        3,271,052
Bank of America Auto Trust, Automobile Asset-Backed
Certificates, Series 2009-2A, Cl. A4, 3.03%, 10/15/16(2)                     8,390,000        8,638,890
Bank of America Credit Card Trust, Credit Card
Asset-Backed Certificates, Series 2006-A16, Cl. A16,
4.72%, 5/15/13                                                               3,850,000        3,959,117
Bayview Financial Mortgage Pass-Through Trust 2006-A,
Mtg. Pass-Through Certificates, Series 2006-A, Cl. 2A4,
0.547%, 2/28/41(1)                                                           3,474,465        2,761,759
Capital One Multi-Asset Execution Trust, Credit Card
Asset-Backed Certificates, Series 2009-A2, Cl. A2,
3.20%, 6/15/11                                                               3,160,000        3,242,260
Centre Point Funding LLC, Asset-Backed Nts., Series
2010-1A, Cl. 1, 5.43%, 7/20/15(2)                                              895,000          898,535
Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed
Certificates, Series 2003-2, Cl. 2A2, 0.806%, 2/25/33(1)                       646,673          612,996
Chase Issuance Trust, Credit Card Asset-Backed
Certificates, Series 2007-A15, Cl. A, 4.96%, 9/17/12                        10,930,000       11,154,039
Chrysler Financial Lease Trust, Asset-Backed Nts., Series
2010-A, Cl. A2, 1.78%, 6/15/11(2)                                            2,970,000        2,968,515
CIT Equipment Collateral, Asset-Backed Certificates,
Series 2009-VT1, Cl. A2, 2.20%, 10/15/10(2)                                  2,535,309        2,543,566
Citibank Credit Card Issuance Trust, Credit Card
Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15                           460,000          469,272
Citigroup Mortgage Loan Trust, Inc. 2006-WFH3,
Asset-Backed Pass-Through Certificates, Series
2006-WFH3, Cl. A2, 0.346%, 10/25/36(1)                                         629,872          623,934
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13                                        3,566,639        3,615,321
Series 2010-A, Cl. A2, 0.81%, 3/25/15                                        3,370,000        3,370,000
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.986%, 2/25/33(1)                                       48,808           39,418
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36(1)                                  4,297,578        3,227,103
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36(1)                                    708,177          579,233
CWABS Asset-Backed Certificates Trust 2006-25,
Asset-Backed Certificates, Series 2006-25, Cl. 2A2,
0.366%, 6/25/47(1)                                                           3,020,000        2,481,401
DT Auto Owner Trust, Automobile Receivables Nts., Series
2009-1, Cl. A1, 2.98%, 10/15/15                                              2,326,465        2,336,950
Ellington Loan Acquisition Trust 2007-1, Mtg.
Pass-Through Certificates, Series 2007-1, Cl. A2A2,
1.046%, 5/27/37(1,2)                                                         3,999,408        3,465,888
First Franklin Mortgage Loan Trust 2006-FF10, Mtg.
Pass-Through Certificates, Series 2006-FF10, Cl. A3,
0.336%, 7/25/36(1)                                                           1,939,342        1,861,739
First Franklin Mortgage Loan Trust 2006-FF9, Mtg.
Pass-Through Certificates, Series 2006-FF9, Cl. 2A2,
0.356%, 7/7/36(1)                                                              744,195          655,231


                     5 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                            Principal
                                                                             Amount           Value
                                                                          ------------   --------------
Ford Credit Auto Lease Trust, Automobile Receivable
Nts., Series 2010-A, Cl. A, 1.04%, 3/15/13(2)                             $  2,530,000   $    2,530,769
Ford Credit Auto Owner Trust, Automobile Receivables
Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11                                       2,597,799        2,608,743
Series 2009-E, Cl. A2, 0.80%, 3/15/12                                        5,220,000        5,225,636
Ford Credit Floorplan Master Owner Trust 2009-2,
Asset-Backed Nts., Series 2009-2, Cl. A, 1.78%,
9/15/12(1)                                                                   2,730,000        2,738,489
Ford Credit Floorplan Master Owner Trust 2010-1,
Asset-Backed Nts., Series 2010-1, Cl. A, 1.88%,
12/15/14(1)                                                                  2,610,000        2,623,830
HSBC Credit Card Master Note Trust (USA) I, Asset-Backed
Securities, Series 2007-1, Cl. A, 0.282%, 4/15/13(1)                         2,945,000        2,939,825
HSBC Home Equity Loan Trust 2005-3, Closed-End Home
Equity Loan Asset-Backed Certificates, Series 2005-3,
Cl. A1, 0.50%, 1/20/35(1)                                                    1,004,441          890,375
HSBC Home Equity Loan Trust 2006-4, Closed-End Home
Equity Loan Asset-Backed Certificates, Series 2006-4,
Cl. A2V, 0.35%, 3/20/36(1)                                                     894,872          884,473
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle
Contract-Backed Nts., Series 2009-2, Cl. A2, 2%, 7/15/12                     6,392,592        6,427,188
Honda Auto Receivables 2009-3 Owner Trust, Automobile
Asset-Backed Nts., Series 2009-3, Cl. A2, 1.50%, 8/15/11                     3,075,000        3,086,647
Litigation Settlement Monetized Fee Trust, Asset-Backed
Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31(2)                        230,991          231,453
MBNA Credit Card Master Note Trust, Credit Card
Receivables:
Series 2003-C7, Cl. C7, 1.58%, 3/15/16(1)                                    2,900,000        2,788,962
Series 2005-A6, Cl. A6, 4.50%, 1/15/13                                      11,020,000       11,181,290
Merrill Auto Trust Securitization 2007-1, Asset-Backed
Nts., Series 2007-1, Cl. A4, 0.29%, 12/15/13(1)                              3,260,000        3,240,337
Morgan Stanley Structured Trust I 2001-1, Asset-Backed
Certificates, Series 2004-1, Cl. A1, 0.326%, 6/25/37(1)                      2,991,841        2,754,749
NC Finance Trust, Collateralized Mtg. Obligation
Pass-Through Certificates, Series 1999-I, Cl. ECFD,
3.832%, 1/25/29(1,2)                                                         1,750,658          122,546
Navistar Financial Dealer Note Master Owner Trust,
Asset-Backed Nts., Series 2010-1, Cl. A, 1.878%,
1/26/15(1,2)                                                                 4,540,000        4,542,236
Nissan Master Owner Trust, Automobile Receivables Nts.,
Series 2010-AA, Cl. A, 1.38%, 1/15/13(1,2)                                   2,705,000        2,714,569
Option One Mortgage Loan Trust 2006-2, Asset-Backed
Certificates, Series 2006-2, Cl. 2A2, 0.346%, 7/1/36(1)                      6,561,574        4,007,763
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg.
Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%,
1/25/36(1)                                                                     982,255          907,482
Structured Asset Investment Loan Trust, Mtg.
Pass-Through Certificates, Series 2006-BNC3, Cl. A2,
0.286%, 9/25/36(1)                                                             166,277          165,434
Wells Fargo Home Equity Asset-Backed Securities 2006-2
Trust, Home Equity Asset-Backed Certificates, Series
2006-2,
Cl. A2, 0.346%, 7/25/36(1)                                                     109,589          109,109
World Financial Network Credit Card Master Note Trust,
Credit Card Receivables, Series 2009-C, Cl. A, 2.36%,
5/15/14                                                                      2,670,000        2,679,397
                                                                                         --------------
Total Asset-Backed Securities (Cost $139,234,540)                                           132,093,479


                     6 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                            Principal
                                                                             Amount           Value
                                                                          ------------   --------------
MORTGAGE-BACKED OBLIGATIONS--68.0%
GOVERNMENT AGENCY--58.4%
FHLMC/FNMA/FHLB/SPONSORED--56.6%
Federal Home Loan Mortgage Corp.:
5%, 8/15/33                                                               $  7,964,734   $    8,280,233
5.50%, 9/1/39                                                                9,928,135       10,496,050
6%, 5/15/18-10/15/29                                                         3,442,861        3,737,895
6.50%, 4/15/18-4/1/34                                                        3,827,462        4,176,347
7%, 7/15/21-10/1/37                                                         11,955,312       13,450,601
8%, 4/1/16                                                                     290,129          318,264
9%, 4/14/17-5/1/25                                                              86,730           97,466
12.50%, 5/15/14                                                                    342              402
13.50%, 12/15/10                                                                    35               36
Federal Home Loan Mortgage Corp., Gtd. Real Estate mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21                                                  20,697           22,983
Series 1590, Cl. IA, 1.30%, 10/15/23(1)                                      3,467,488        3,512,599
Series 2034, Cl. Z, 6.50%, 2/15/28                                              27,004           29,714
Series 2043, Cl. ZP, 6.50%, 4/15/28                                          2,877,695        3,067,340
Series 2046, Cl. G, 6.50%, 4/15/28                                           2,326,940        2,512,430
Series 2053, Cl. Z, 6.50%, 4/15/28                                              24,872           27,227
Series 2063, Cl. PG, 6.50%, 6/15/28                                          1,751,427        1,862,466
Series 2145, Cl. MZ, 6.50%, 4/15/29                                            639,448          694,021
Series 2148, Cl. ZA, 6%, 4/15/29                                             1,200,631        1,292,455
Series 2195, Cl. LH, 6.50%, 10/15/29                                         1,525,584        1,658,560
Series 2326, Cl. ZP, 6.50%, 6/15/31                                            481,228          525,802
Series 2341, Cl. FP, 1.13%, 7/15/31(1)                                         866,197          878,227
Series 2399, Cl. PG, 6%, 1/15/17                                               741,627          800,561
Series 2423, Cl. MC, 7%, 3/15/32                                             2,065,990        2,271,078
Series 2453, Cl. BD, 6%, 5/15/17                                               698,428          752,620
Series 2461, Cl. PZ, 6.50%, 6/15/32                                          4,159,835        4,557,401
Series 2463, Cl. F, 1.23%, 6/15/32(1)                                        4,280,484        4,361,683
Series 2500, Cl. FD, 0.73%, 3/15/32(1)                                         237,577          238,212
Series 2526, Cl. FE, 0.63%, 6/15/29(1)                                         349,858          350,561
Series 2551, Cl. FD, 0.63%, 1/15/33(1)                                         802,538          802,988
Series 2638, Cl. KG, 4%, 11/1/27                                             7,946,000        8,161,300
Series 2648, Cl. JE, 3%, 2/1/30                                              5,504,983        5,574,253
Series 2676, Cl. KY, 5%, 9/15/23                                             4,548,000        4,841,198
Series 2686, Cl. CD, 4.50%, 2/1/17                                           2,722,842        2,808,850
Series 2907, Cl. GC, 5%, 6/1/27                                              2,149,172        2,227,860
Series 2911, Cl. CU, 5%, 2/1/28                                              5,036,200        5,237,069
Series 2929, Cl. PC, 5%, 1/1/28                                              1,808,164        1,874,857
Series 2952, Cl. GJ, 4.50%, 12/1/28                                            904,341          928,195
Series 3019, Cl. MD, 4.75%, 1/1/31                                           3,648,772        3,800,945
Series 3025, Cl. SJ, 23.907%, 8/15/35(1)                                       793,060          983,211
Series 3033, Cl. UD, 5.50%, 10/1/30                                          5,150,000        5,432,044
Series 3061, Cl. MB, 5.50%, 5/1/30                                           2,085,000        2,206,079
Series 3094, Cl. HS, 23.54%, 6/15/34(1)                                      1,208,673        1,452,576
Series 3157, Cl. MC, 5.50%, 2/1/26                                           5,409,091        5,467,510
Series 3242, Cl. QA, 5.50%, 3/1/30                                           2,611,783        2,727,547
Series 3279, Cl. PH, 6%, 2/1/27                                             10,880,000       11,030,841
Series 3291, Cl. NA, 5.50%, 10/1/27                                          3,079,387        3,144,131
Series 3306, Cl. PA, 5.50%, 10/1/27                                          3,776,362        3,888,154


                     7 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                            Principal
                                                                             Amount           Value
                                                                          ------------   --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Series R001, Cl. AE, 4.375%, 4/1/15                                       $  2,441,392   $    2,503,628
Federal Home Loan Mortgage Corp., Interest-Only Stripped                     1,495,241          386,937
Mtg.-Backed Security:
Series 183, Cl. IO, 12.282%, 4/1/27(3)
Series 192, Cl. IO, 9.595%, 2/1/28(3)                                          183,025           37,514
Series 206, Cl. IO, 2.71%, 12/1/29(3)                                          220,695           44,381
Series 2130, Cl. SC, 51.561%, 3/15/29(3)                                       509,557           97,641
Series 2134, Cl. SB, 65.21%, 3/15/29(3)                                        514,808           99,801
Series 224, Cl. IO, 0.756%, 3/1/33(3)                                        2,262,217          475,127
Series 2422, Cl. SJ, 74.929%, 1/15/32(3)                                     2,213,025          348,490
Series 243, Cl. 6, 2.092%, 12/15/32(3)                                       1,423,219          259,730
Series 2493, Cl. S, 70.565%, 9/15/29(3)                                        131,246           18,631
Series 2527, Cl. SG, 22.478%, 2/15/32(3)                                     1,888,821           92,542
Series 2531, Cl. ST, 44.66%, 2/15/30(3)                                      2,601,070          144,216
Series 2796, Cl. SD, 66.036%, 7/15/26(3)                                       811,404          152,278
Series 2802, Cl. AS, 99.999%, 4/15/33(3)                                     2,007,333          195,086
Series 2920, Cl. S, 71.049%, 1/15/35(3)                                      3,139,100          408,701
Series 3000, Cl. SE, 99.999%, 7/15/25(3)                                     4,217,724          448,698
Series 3045, Cl. DI, 37.41%, 10/15/35(3)                                    19,647,540        2,468,605
Series 3110, Cl. SL, 99.999%, 2/15/26(3)                                     1,361,440          138,918
Series 3146, Cl. SA, 56.856%, 4/15/36(3)                                     5,075,602          597,699
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security, Series 176, Cl. PO,
4.577%, 6/1/26(4)                                                              186,617          154,609
Federal National Mortgage Assn.:
4.50%, 4/1/25-4/1/40(5)                                                     67,975,000       68,691,638
5%, 4/1/25-6/1/40(5)                                                        55,134,500       56,607,722
5.50%, 12/25/18                                                                  7,285            7,856
5.50%, 4/1/25-4/1/40(5)                                                     90,730,000       95,717,245
6%, 5/25/20                                                                    967,369        1,047,603
6%, 4/1/25-4/1/40(5)                                                        94,613,000      101,099,319
6.50%, 6/25/17-11/25/31                                                     19,343,611       21,071,237
6.50%, 4/1/40(5)                                                             5,682,000        6,158,754
7%, 11/1/17-4/1/34                                                           7,383,217        8,235,681
7%, 9/25/14(6)                                                               1,603,684        1,734,399
7.50%, 1/1/33-8/25/33                                                        8,313,179        9,401,128
8.50%, 7/1/32                                                                   47,756           54,078
Federal National Mortgage Assn., Gtd. Real Estate mtg.                           9,204            9,746
Investment Conduit Multiclass Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22
Trust 1993-104, Cl. ZB, 6.50%, 7/25/23                                         641,278          695,509
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                                           494,816          543,279
Trust 1996-35, Cl. Z, 7%, 7/25/26                                              164,278          182,151
Trust 1998-58, Cl. PC, 6.50%, 10/25/28                                       1,059,463        1,154,128
Trust 1998-61, Cl. PL, 6%, 11/25/28                                          1,499,631        1,630,519
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                                       2,010,951        2,180,354
Trust 1999-60, Cl. PG, 7.50%, 12/25/29                                       7,298,548        8,105,199
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                       2,026,871        2,215,029
Trust 2002-10, Cl. FB, 0.746%, 3/25/17(1)                                      225,308          224,416


                     8 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                            Principal
                                                                             Amount           Value
                                                                          ------------   --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2002-16, Cl. PG, 6%, 4/25/17                                        $  1,356,855   $    1,461,079
Trust 2002-2, Cl. UC, 6%, 2/25/17                                              779,178          834,136
Trust 2002-56, Cl. FN, 1.246%, 7/25/32(1)                                    1,234,404        1,269,038
Trust 2003-130, Cl. CS, 13.608%, 12/25/33(1)                                 5,901,188        6,225,609
Trust 2003-21, Cl. FK, 0.646%, 3/25/33(1)                                      427,864          428,435
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                                        1,492,000        1,599,771
Trust 2004-101, Cl. BG, 5%, 1/25/20                                          2,677,000        2,859,094
Trust 2004-81, Cl. KC, 4.50%, 4/1/17                                         3,210,754        3,302,659
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                                      2,450,000        2,584,888
Trust 2005-104, Cl. MC, 5.50%, 12/25/25                                      5,073,000        5,443,359
Trust 2005-109, Cl. AH, 5.50%, 12/25/25                                     10,000,000       10,555,043
Trust 2005-12, Cl. JC, 5%, 6/1/28                                            4,424,840        4,605,234
Trust 2005-22, Cl. EC, 5%, 10/1/28                                           1,626,064        1,694,213
Trust 2005-30, Cl. CU, 5%, 4/1/29                                            1,185,964        1,240,163
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                                        2,480,000        2,571,922
Trust 2005-57, Cl. PA, 5.50%, 5/1/27                                           207,689          209,365
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                                        1,260,000        1,311,953
Trust 2006-50, Cl. SK, 23.298%, 6/25/36(1)                                   1,985,068        2,419,056
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                                          476,587          489,225
Trust 2009-37, Cl. HA, 4%, 4/1/19                                            8,271,814        8,624,929
Trust 2009-70, Cl. PA, 5%, 8/1/35                                            7,114,706        7,603,113
Federal National Mortgage Assn., Interest-Only Stripped                        787,568          145,934
Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 68.644%, 3/17/31(3)
Trust 2001-61, Cl. SE, 46.756%, 11/18/31(3)                                  1,202,942          199,005
Trust 2001-65, Cl. S, 49.485%, 11/25/31(3)                                   2,739,320          467,009
Trust 2001-81, Cl. S, 38.381%, 1/25/32(3)                                      367,734           60,264
Trust 2002-12, Cl. SB, 65.722%, 7/25/31(3)                                     587,428           97,068
Trust 2002-2, Cl. SW, 66.595%, 2/25/32(3)                                      664,605          107,087
Trust 2002-38, Cl. SO, 59.517%, 4/25/32(3)                                     264,212           37,266
Trust 2002-41, Cl. S, 76.767%, 7/25/32(3)                                    2,699,812          494,396
Trust 2002-47, Cl. NS, 35.901%, 4/25/32(3)                                     947,817          150,977
Trust 2002-5, Cl. SD, 72.404%, 2/25/32(3)                                      484,029           73,188
Trust 2002-51, Cl. S, 36.214%, 8/25/32(3)                                      870,277          145,541
Trust 2002-52, Cl. SD, 42.433%, 9/25/32(3)                                   1,052,941          170,174
Trust 2002-60, Cl. SM, 49.831%, 8/25/32(3)                                   4,126,404          583,594
Trust 2002-60, Cl. SY, 10.171%, 4/25/32(3)                                   3,628,694          121,468
Trust 2002-7, Cl. SK, 53.406%, 1/25/32(3)                                    2,521,527          374,470
Trust 2002-75, Cl. SA, 52.067%, 11/25/32(3)                                  2,218,554          348,325
Trust 2002-77, Cl. BS, 45.982%, 12/18/32(3)                                  4,435,441          694,401
Trust 2002-77, Cl. IS, 52.08%, 12/18/32(3)                                     450,138           57,883
Trust 2002-77, Cl. JS, 40.797%, 12/18/32(3)                                  4,209,720          669,350
Trust 2002-77, Cl. SA, 41.473%, 12/18/32(3)                                  3,924,968          608,148
Trust 2002-77, Cl. SH, 45.708%, 12/18/32(3)                                    491,609           72,042
Trust 2002-84, Cl. SA, 53.168%, 12/25/32(3)                                    549,849           85,345
Trust 2002-89, Cl. S, 77.004%, 1/25/33(3)                                    4,079,942          551,018
Trust 2002-9, Cl. MS, 37.393%, 3/25/32(3)                                       30,279            4,168
Trust 2002-90, Cl. SN, 52.866%, 8/25/32(3)                                   3,754,482          527,329


                     9 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                            Principal
                                                                             Amount           Value
                                                                          ------------   --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2002-90, Cl. SY, 54.757%, 9/25/32(3)                                $  1,747,939   $      245,109
Trust 2003-117, Cl. KS, 60.556%, 8/25/33(3)                                 21,086,540        2,658,840
Trust 2003-14, Cl. OI, 10.68%, 3/25/33(3)                                    5,965,407        1,243,551
Trust 2003-26, Cl. IK, 11.694%, 4/25/33(3)                                   2,294,308          478,279
Trust 2003-33, Cl. SP, 55.471%, 5/25/33(3)                                   3,504,971          488,622
Trust 2003-4, Cl. S, 48.19%, 2/25/33(3)                                      1,123,181          157,049
Trust 2003-52, Cl. NS, 71.548%, 6/25/23(3)                                  17,143,133        2,246,962
Trust 2003-89, Cl. XS, 69.867%, 11/25/32(3)                                  5,155,180          403,321
Trust 2004-54, Cl. DS, 52.857%, 11/25/30(3)                                    219,589           34,433
Trust 2005-40, Cl. SA, 72.688%, 5/25/35(3)                                   2,045,167          282,173
Trust 2005-6, Cl. SE, 86.917%, 2/25/35(3)                                    2,637,900          343,196
Trust 2005-71, Cl. SA, 76.414%, 8/25/25(3)                                   3,727,160          443,105
Trust 2005-87, Cl. SE, 99.999%, 10/25/35(3)                                 14,502,569        1,326,150
Trust 2005-87, Cl. SG, 86.207%, 10/25/35(3)                                 14,656,851        1,562,198
Trust 222, Cl. 2, 17.904%, 6/1/23(3)                                         1,493,760          270,887
Trust 247, Cl. 2, 24.987%, 10/1/23(3)                                          129,036           27,278
Trust 252, Cl. 2, 24.194%, 11/1/23(3)                                        1,381,192          296,717
Trust 254, Cl. 2, 18.483%, 1/1/24(3)                                         2,465,498          532,058
Trust 2682, Cl. TQ, 99.999%, 10/15/33(3)                                     3,416,307          406,957
Trust 2981, Cl. BS, 99.999%, 5/15/35(3)                                      6,048,915          698,408
Trust 301, Cl. 2, 0.617%, 4/1/29(3)                                            854,249          174,405
Trust 303, Cl. IO, 0.147%, 11/1/29(3)                                          114,001           29,926
Trust 319, Cl. 2, 4.931%, 2/1/32(3)                                            514,483           93,642
Trust 320, Cl. 2, 8.845%, 4/1/32(3)                                          9,757,339        2,355,110
Trust 321, Cl. 2, 3.738%, 4/1/32(3)                                          1,945,507          455,627
Trust 324, Cl. 2, 0.588%, 7/1/32(3)                                            938,231          213,290
Trust 331, Cl. 9, 11.519%, 2/1/33(3)                                         5,672,340        1,118,948
Trust 334, Cl. 14, 7.593%, 2/1/33(3)                                         4,960,702          956,750
Trust 334, Cl. 15, 8.397%, 2/1/33(3)                                         3,575,073          690,203
Trust 334, Cl. 17, 22.574%, 2/1/33(3)                                          192,371           27,596
Trust 339, Cl. 12, 2.083%, 7/1/33(3)                                         5,099,572          945,578
Trust 339, Cl. 7, 0.567%, 7/1/33(3)                                          6,151,150        1,104,425
Trust 343, Cl. 13, 13.851%, 9/1/33(3)                                        5,029,768          889,697
Trust 343, Cl. 18, 21.881%, 5/1/34(3)                                        3,567,627          638,396
Trust 345, Cl. 9, 2.89%, 1/1/34(3)                                           4,038,068          784,815
Trust 351, Cl. 10, 6.835%, 4/1/34(3)                                         2,256,005          464,020
Trust 351, Cl. 8, 5.937%, 4/1/34(3)                                          3,577,251          645,911
Trust 356, Cl. 10, 3.763%, 6/1/35(3)                                         3,045,941          568,087
Trust 356, Cl. 12, 2.109%, 2/1/35(3)                                         1,547,297          322,738
Trust 362, Cl. 12, 4.209%, 8/1/35(3)                                         6,135,751        1,068,058
Trust 362, Cl. 13, 4.162%, 8/1/35(3)                                         3,372,884          589,535
Trust 364, Cl. 16, 4.396%, 9/1/35(3)                                         5,231,442          668,791
Trust 365, Cl. 16, 7.939%, 3/1/36(3)                                         3,486,308          525,848


                    10 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                            Principal
                                                                             Amount           Value
                                                                          ------------   --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.089%,
9/25/23(4)                                                                $    466,072   $      402,916
                                                                                         --------------
                                                                                            642,460,403
                                                                                         --------------
GNMA/GUARANTEED--1.8%
Government National Mortgage Assn.:
3.625%, 8/8/25-7/1/27(1)                                                        16,651           17,146
4.50%, 4/1/40(5)                                                            19,050,000       19,279,191
8.50%, 8/1/17-12/15/17                                                         139,281          153,015
10.50%, 12/29/17                                                                 8,357            9,364
11%, 11/8/19                                                                    22,914           25,430
12%, 5/29/14                                                                       186              206
Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 81.906%, 1/16/27(3)                                    964,393          152,505
Series 2002-15, Cl. SM, 69.82%, 2/16/32(3)                                   1,081,983          155,637
Series 2002-41, Cl. GS, 70.72%, 6/16/32(3)                                     791,418          154,822
Series 2002-76, Cl. SY, 76.856%, 12/16/26(3)                                   524,880           90,027
Series 2004-11, Cl. SM, 59.561%, 1/17/30(3)                                    188,773           34,471
                                                                                         --------------
                                                                                             20,071,814
                                                                                         --------------
NON-AGENCY--9.6%
COMMERCIAL--6.0%
Asset Securitization Corp., Commercial Interest-Only
Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1,
0.597%, 4/14/29(3)                                                           8,334,046          332,562
Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45                                       15,885,000       13,940,917
Series 2006-5, Cl. A2, 5.317%, 10/10/11                                      7,202,000        7,495,676
Series 2007-1, Cl. A4, 5.451%, 1/1/17                                        4,190,000        4,116,667
Bear Stearns Commercial Mortgage Securities
Trust2007-PW18, Commercial Mtg. Pass-Through
Certificates, Series PW18, Cl. A2, 5.613%, 6/1/50                            1,000,000        1,040,793
Capital Lease Funding Securitization LP, Interest-Only
Corporate-Backed Pass-Through Certificates, Series
1997-CTL1, 0%, 6/22/24(2,3,7)                                                2,834,232          128,326
First Horizon Alternative Mortgage Securities Trust
2004-FA2, Mtg. Pass-Through Certificates, Series
2004-FA2, Cl. 3A1, 6%, 1/25/35                                               2,687,097        2,509,285
GE Capital Commercial Mortgage Corp., Commercial Mtg.
Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39                           361,521          364,894
GS Mortgage Securities Corp. II, Commercial Mtg.
Obligations:
Series 2001-LIBA, Cl. B, 6.733%, 2/10/16(2)                                    705,000          739,961
Series 2006-GG8, Cl. A4, 5.56%, 11/1/39                                      5,000,000        4,958,595
Impac CMB Trust Series 2005-4, Collateralized
Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.786%,
5/25/35(1)                                                                   3,676,736        2,632,134
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. AM, 4.78%, 7/1/42                                      8,810,000        8,245,904
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42                                    3,525,000        3,304,097
Series 2007-LDP10, Cl. A3S, 5.317%, 4/1/13                                   3,475,000        3,422,634


                    11 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                            Principal
                                                                             Amount           Value
                                                                          ------------   --------------
COMMERCIAL CONTINUED
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through                        $  4,435,632   $    3,504,964
Certificates, Series 2007-S3, Cl. 1A90, 7%, 7/1/37
Lehman Brothers Commercial Conduit Mortgage Trust,
Interest-Only Stripped Mtg.-Backed Security, Series
1998-C1, Cl. IO, 0%, 2/18/30(3,7)                                            2,515,764           72,679
Lehman Structured Securities Corp., Commercial Mtg.
Pass-Through Certificates, Series 2002-GE1, Cl. A,
2.514%, 7/1/24(2)                                                              126,260           91,978
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through
Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34                           1,527,256        1,318,525
Morgan Stanley Resecuritization Trust, Automobile
Receivable Nts., Series 2010-F, Cl. A, 0.48%,
6/17/11(1,2)                                                                 2,695,000        2,656,246
Salomon Brothers Mortgage Securities VII, Inc.,
Interest-Only Commercial Mtg. Pass-Through Certificates,
Series 1999-C1, Cl. X, 0%, 5/18/32(3,7)                                     35,421,723          171,172
Wachovia Bank Commercial Mortgage Trust 2006-C29,
Commercial Mtg. Pass-Through Certificates, Series
2006-C29, Cl. A2, 5.275%, 11/15/48                                           2,146,000        2,224,112
Wachovia Bank Commercial Mortgage Trust 2007-C34,
Commercial Mtg. Pass-Through Certificates, Series
2007-C34, Cl. A3, 5.678%, 7/1/17                                             2,965,000        2,860,130
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust,
Mtg. Pass-Through Certificates, Series 2005-AR1, Cl
1A1, 2.871%, 2/1/35(1)                                                       2,166,776        1,957,445
                                                                                         --------------
                                                                                             68,089,696
                                                                                         --------------
MANUFACTURED HOUSING--0.2%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR2, Cl
2A5, 4.965%, 3/25/36(1)                                                      3,206,847        2,661,094
                                                                                         --------------
MULTIFAMILY--1.2%
Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through
Certificates, Series 2005-10, Cl. A3, 4.223%, 10/1/35(1)                     2,095,000        1,644,824
GE Capital Commercial Mortgage Corp., Commercial Mtg.
Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%,
6/1/38                                                                       3,567,000        3,755,613
Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg.
Pass-Through Certificates, Series 2005-A2, Cl. A2,
2.801%, 2/1/35(1)                                                              430,522          393,864
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR10, Cl
5A1, 5.497%, 7/1/36(1)                                                       4,026,154        3,184,818
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR2, Cl
2A3, 4.965%, 3/1/36(1)                                                       5,830,631        4,826,372
                                                                                         --------------
                                                                                             13,805,491
                                                                                         --------------
OTHER--0.3%
Greenwich Capital Commercial Mortgage 2007-GG9,
Commercial Mtg. Pass-Through Certificates, Series
2007-GG9, Cl. A4, 5.444%, 3/1/39                                             3,565,000        3,473,404
Salomon Brothers Mortgage Securities VI, Inc.,
Interest-Only Stripped Mtg.-Backed Security, Series
1987-3, Cl. B, 52.681%, 10/23/17(3)                                              1,280              158


                    12 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                            Principal
                                                                             Amount           Value
                                                                          ------------   --------------
OTHER CONTINUED
Salomon Brothers Mortgage Securities VI, Inc.,
Principal-Only Stripped Mtg.-Backed Security, Series
1987-3, Cl. A, 1.047%, 10/23/17(4)                                        $      1,894   $        1,841
                                                                                         --------------
                                                                                              3,475,403
RESIDENTIAL--1.9%
CHL Mortgage Pass-Through Trust 2006-6, Mtg.
Pass-Through Certificates, Series 2006-6, Cl. A3, 6%,
4/1/36                                                                       3,726,816        3,269,861
Countrywide Alternative Loan Trust 2005-29CB, Mtg.
Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%,
7/1/35                                                                       3,428,506        2,585,962
CWALT Alternative Loan Trust 2005-21CB, Mtg.
Pass-Through Certificates, Series 2005-21CB, Cl. A7,
5.50%, 6/1/35                                                                5,418,417        4,437,197
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through
Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36                            3,762,258        3,336,231
Lehman XS Trust, Mtg. Pass-Through Certificates, Series
2005-4, Cl. 2A1B, 5.17%, 10/25/35                                              118,346          117,932
Merrill Lynch Mortgage Investors Trust 2005-A1, Mtg.
Pass-Through Certificates, Series 2005-A1, Cl. 2A1,
3.106%, 12/25/34(1)                                                          1,666,709        1,573,713
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2003-QS1, Cl. A2,
5.75%, 1/25/33                                                                 630,403          630,549
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2006-QS13, Cl. 1A8,
6%, 9/25/36                                                                    546,005          512,558
Wells Fargo Mortgage-Backed Securities 2004-R Trust,
Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1,
2.999%, 9/1/34(1)                                                              852,439          830,858
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust,
Mtg. Pass-Through Certificates, Series 2005-AR16, Cl
2A1, 3%, 10/1/35(1)                                                          4,919,748        4,300,627
                                                                                         --------------
                                                                                             21,595,488
                                                                                         --------------
Total Mortgage-Backed Obligations (Cost $752,960,733)                                       772,159,389
                                                                                         --------------
U.S. GOVERNMENT OBLIGATIONS--4.1%
Federal Home Loan Mortgage Corp. Nts.:
2.50%, 4/23/14                                                               1,800,000        1,816,427
2.875%, 2/9/15                                                               8,130,000        8,189,146
Federal National Mortgage Assn. Nts.:
2.625%, 11/20/14                                                             6,920,000        6,927,951
3%, 9/16/14                                                                  1,040,000        1,060,232
U.S. Treasury Bonds:
7.50%, 11/15/16(8)                                                           7,700,000        9,723,660
STRIPS, 3.862%, 2/15/13(9)                                                   1,520,000        1,455,309
U.S. Treasury Nts., 5.125%, 5/15/16                                         14,830,000       16,643,205
                                                                                         --------------
Total U.S. Government Obligations (Cost $46,847,330)                                         45,815,930
                                                                                         --------------
CORPORATE BONDS AND NOTES--34.5%
CONSUMER DISCRETIONARY--4.8%
AUTO COMPONENTS--0.3%
Lear Corp., 8.125% Sr. Unsec. Nts., 3/15/20                                  2,725,000        2,782,906


                    13 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                            Principal
                                                                             Amount           Value
                                                                          ------------   --------------
AUTOMOBILES--0.7%
Daimler Finance North America LLC, 6.50% Sr. Unsec.
Unsub. Nts., 11/15/13                                                     $  2,460,000   $    2,729,466
Ford Motor Credit Co. LLC, 9.75% Sr. Unsec. Nts., 9/15/10                    4,785,000        4,900,261
                                                                                         --------------
                                                                                              7,629,727
                                                                                         --------------
DIVERSIFIED CONSUMER SERVICES--0.2%
Service Corp. International, 6.75% Sr. Unsec. Nts.,
4/1/15                                                                       2,745,000        2,745,000
                                                                                         --------------
HOTELS, RESTAURANTS & LEISURE--0.2%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts.,
8/15/15(2)                                                                   2,720,000        2,778,657
                                                                                         --------------
HOUSEHOLD DURABLES--0.4%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts.,
6/15/14                                                                      3,980,000        4,359,668
                                                                                         --------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Mattel, Inc., 6.125% Sr. Unsec. Nts., 6/15/11                                2,415,000        2,532,596
                                                                                         --------------
MEDIA--2.3%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19                                   2,300,000        2,782,936
Comcast Cable Communications Holdings, Inc., 9.455% Sr.
Unsec. Nts., 11/15/22                                                        1,580,000        2,115,427
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 7.625%
Sr. Unsec. Unsub. Nts., 5/15/16                                              4,900,000        5,494,782
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19                               2,180,000        2,278,100
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds, 1/15/40                          2,193,000        2,200,840
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14                             2,450,000        2,688,875
Time Warner Cos., Inc., 9.125% Debs., 1/15/13                                1,738,000        2,031,593
Time Warner Entertainment Co. LP, 8.375% Sr. Nts.,
7/15/33                                                                      1,410,000        1,703,004
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30                               1,645,000        1,817,648
Virgin Media Secured Finance plc, 6.50% Sr. Sec. Nts.,
1/15/18(2)                                                                   2,725,000        2,745,438
                                                                                         --------------
                                                                                             25,858,643
                                                                                         --------------
SPECIALTY RETAIL--0.5%
Home Depot, Inc. (The), 5.875% Sr. Unsec. Unsub. Nts.,
12/16/36                                                                     2,220,000        2,161,474
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11                          3,480,000        3,693,380
                                                                                         --------------
                                                                                              5,854,854
                                                                                         --------------
CONSUMER STAPLES--1.8%
BEVERAGES--0.5%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec
Unsub. Nts., 1/15/19(2)                                                      2,920,000        3,478,710
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14                        2,435,000        2,645,019
                                                                                         --------------
                                                                                              6,123,729
                                                                                         --------------
FOOD & STAPLES RETAILING--0.2%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                             1,295,000        1,651,766
Real Time Data Co., 11% Nts., 5/31/09(2,10,11,12)                              476,601               --
                                                                                         --------------
                                                                                              1,651,766
                                                                                         --------------
FOOD PRODUCTS--0.6%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14                                          980,000        1,023,849
8.50% Sr. Unsec. Nts., 6/15/19                                               1,190,000        1,385,666
Kraft Foods, Inc., 6.50% Sr. Unsec. Unsub. Nts., 2/9/40                      2,270,000        2,360,244
Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts., 9/15/11                        2,155,000        2,290,670
                                                                                         --------------
                                                                                              7,060,429


                    14 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                            Principal
                                                                             Amount           Value
                                                                          ------------   --------------
TOBACCO--0.5%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18                       $  4,345,000   $    5,350,907
                                                                                         --------------
ENERGY--4.1%
ENERGY EQUIPMENT & SERVICES--0.5%
Pride International, Inc., 8.50% Sr. Nts., 6/15/19                           2,875,000        3,263,125
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds,
8/1/36                                                                       1,770,000        1,764,256
Weatherford International, Inc., 6.625% Sr. Unsec.
Unsub. Nts., Series B, 11/15/11                                                434,000          464,647
                                                                                         --------------
                                                                                              5,492,028
                                                                                         --------------
OIL, GAS & CONSUMABLE FUELS--3.6%
Anadarko Petroleum Corp., 6.45% Sr. Unsec. Nts., 9/15/36                     2,089,000        2,135,779
DCP Midstream LLC:
5.35% Sr. Unsec. Nts., 3/18/20(2)                                              910,000          913,588
9.75% Sr. Unsec. Unsub. Nts., 3/15/19(2)                                     1,048,000        1,345,645
Duke Energy Field Services LLC, 7.875% Unsec. Nts.,
8/16/10                                                                      2,280,000        2,338,778
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16                                2,625,000        2,815,313
Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub.
Bonds, 7/1/38                                                                2,165,000        2,432,352
Enterprise Products Operating LLP, 7.50% Sr. Unsec.
Unsub. Nts., 2/1/11                                                          2,640,000        2,763,943
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr.
Unsec. Nts., 6/1/13                                                          4,515,000        4,832,165
Kerr-McGee Corp., 6.875% Sr. Unsec. Unsub. Nts., 9/15/11                     1,721,000        1,854,856
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37                          2,425,000        2,452,332
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B,
3/15/13                                                                      2,375,000        2,413,594
Pipeline Funding Co. LLC, 7.50% Sr. Sec. Nts., 1/15/30(2)                    1,742,000        1,667,831
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr.
Sec. Nts., 9/30/14(2)                                                        1,530,000        1,649,670
Rockies Express Pipeline LLC:
3.90% Sr. Unsec. Unsub. Nts., 4/15/15(2)                                     2,270,000        2,241,287
5.625% Sr. Unsec. Unsub. Nts., 4/15/20(2)                                    1,816,000        1,791,262
Williams Cos., Inc. Credit, Linked Certificate Trust V
(The), 6.375% Sr. Unsec. Nts., 10/1/10(2)                                    1,975,000        2,011,745
Williams Partners LP/Williams Partners Finance Corp.,
7.25% Sr. Unsec. Nts., 2/1/17                                                2,690,000        3,073,387
Woodside Finance Ltd., 4.50% Nts., 11/10/14(2)                               2,200,000        2,256,173
                                                                                         --------------
                                                                                             40,989,700
                                                                                         --------------
FINANCIALS--10.6%
CAPITAL MARKETS--1.1%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec.
Nts., 8/15/19(2)                                                             3,980,000        4,012,660
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds,
2/15/34                                                                      2,880,000        2,667,090
Morgan Stanley:
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17                              1,195,000        1,223,290
7.30% Sr. Unsec. Nts., 5/13/19                                               1,154,000        1,277,101
Nomura Holdings, Inc., 6.70% Sr. Unsec. Nts., 3/4/20                         2,730,000        2,838,359
                                                                                         --------------
                                                                                             12,018,500
                                                                                         --------------
COMMERCIAL BANKS--2.7%
Barclays Bank plc, 6.278% Perpetual Bonds(13)                                6,110,000        4,949,100


                    15 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                            Principal
                                                                             Amount           Value
                                                                          ------------   --------------
COMMERCIAL BANKS CONTINUED
City National Capital Trust I, 9.625% Jr. Sub. Bonds,
2/1/40                                                                    $  2,620,000   $    2,918,588
Comerica Capital Trust II, 6.576% Bonds, 2/20/37(1)                          3,255,000        2,888,813
Fifth Third Bancorp:
5.45% Unsec. Sub. Nts., 1/15/17                                              1,714,000        1,696,300
8.25% Sub. Nts., 3/1/38                                                      1,330,000        1,401,418
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(1)                      4,380,000        3,920,100
Royal Bank of Scotland Group plc, 6.40% Sr. Unsec.
Unsub. Nts., 10/21/19                                                        4,885,000        4,892,406
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds,
Series K(13)                                                                 7,590,000        7,969,500
                                                                                         --------------
                                                                                             30,636,225
                                                                                         --------------
CONSUMER FINANCE--0.7%
Capital One Capital V, 10.25% Cum. Jr. Unsec. Sub. Nts.,
8/15/39                                                                      4,045,000        4,804,615
SLM Corp., 8% Sr. Nts., 3/25/20                                              2,725,000        2,657,960
                                                                                         --------------
                                                                                              7,462,575
                                                                                         --------------
DIVERSIFIED FINANCIAL SERVICES--2.3%
Citigroup, Inc.:
6% Sr. Unsec. Nts., 8/15/17                                                  4,901,000        5,018,869
8.125% Sr. Unsec. Nts., 7/15/39                                              4,311,000        4,991,828
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1(13)                    9,120,000        9,755,700
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38                     5,898,000        6,557,621
                                                                                         --------------
                                                                                             26,324,018
                                                                                         --------------
INSURANCE--3.2%
AXA SA, 6.379% Sub. Perpetual Bonds(2,13)                                    3,984,000        3,505,920
Genworth Financial, Inc., 8.625% Sr. Unsec. Unsub. Nts.,
12/15/16                                                                     4,479,000        4,891,516
Hartford Financial Services Group, Inc. (The), 6% Sr.
Unsec. Nts., 1/15/19                                                         2,270,000        2,328,559
Irish Life & Permanent Group Holdings plc, 3.60% Sr.
Unsec. Unsub. Nts., 1/14/13(2)                                               5,365,000        5,356,792
Lincoln National Corp.:
6.05% Jr. Unsec. Sub. Bonds, 4/20/67                                         2,440,000        2,055,700
7% Jr. Sub. Bonds, 5/17/66(1)                                                3,275,000        3,013,000
Marsh & McLennan Cos., Inc., 5.15% Sr. Unsec. Nts.,
9/15/10                                                                      2,446,000        2,488,394
Principal Life Global Funding I, 4.40% Sr. Sec. Nts.,
10/1/10(2)                                                                   2,450,000        2,485,853
Prudential Holdings LLC, 8.695% Bonds, Series C,
12/18/23(2)                                                                  2,435,000        2,811,042
Swiss Re Capital I LP, 6.854% Perpetual Bonds(2,13)                          5,266,000        4,809,232
ZFS Finance USA Trust IV, 5.875% Sub. Bonds, 5/9/32(2)                       3,040,000        2,866,446
                                                                                         --------------
                                                                                             36,612,454
                                                                                         --------------
REAL ESTATE INVESTMENT TRUSTS--0.6%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub.
Nts., 9/15/11                                                                1,154,000        1,234,960
Digital Realty Trust LP, 5.875% Unsec. Unsub. Bonds,
2/1/20(2)                                                                    2,681,000        2,626,380
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts.,
1/15/12                                                                      1,005,000        1,047,340
ProLogis, 7.625% Sr. Unsec. Nts., 8/15/14                                    2,280,000        2,495,253
                                                                                         --------------
                                                                                              7,403,933


                    16 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                            Principal
                                                                             Amount           Value
                                                                          ------------   --------------
HEALTH CARE--1.5%
HEALTH CARE PROVIDERS & SERVICES--0.4%
HCA, Inc., 8.50% Sr. Sec. Nts., 4/15/19(2)                                $  2,540,000   $    2,744,788
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11                          2,230,000        2,295,888
                                                                                         --------------
                                                                                              5,040,676
                                                                                         --------------
LIFE SCIENCES TOOLS & SERVICES--0.8%
Fisher Scientific International, Inc., 6.125% Sr. Unsec
Sub. Nts., 7/1/15                                                            4,715,000        4,898,055
Life Technologies Corp., 6% Sr. Nts., 3/1/20                                 4,607,000        4,725,759
                                                                                         --------------
                                                                                              9,623,814
                                                                                         --------------
PHARMACEUTICALS--0.3%
Watson Pharmaceuticals, Inc., 6.125% Sr. Unsec. Nts.,
8/15/19                                                                      2,675,000        2,816,799
                                                                                         --------------
INDUSTRIALS--3.7%
AEROSPACE & DEFENSE--1.0%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16                       1,368,000        1,381,680
BAE Systems Holdings, Inc., 6.375% Nts., 6/1/19(2)                           2,405,000        2,616,753
L-3 Communications Corp., 5.875% Sr. Sub. Nts., 1/15/15                      2,605,000        2,663,613
Meccanica Holdings USA, Inc.:
6.25% Sr. Nts., 1/15/40(2)                                                     860,000          845,973
7.375% Sr. Unsec. Unsub. Nts., 7/15/39(2)                                    3,725,000        4,100,640
                                                                                         --------------
                                                                                             11,608,659
                                                                                         --------------
COMMERCIAL SERVICES & SUPPLIES--0.8%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec
Debs., 9/15/35                                                               1,935,000        2,152,252
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17                         2,615,000        2,745,750
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts.,
1/15/12                                                                      2,590,000        2,692,831
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts.,
8/15/11                                                                      1,640,000        1,747,277
                                                                                         --------------
                                                                                              9,338,110
                                                                                         --------------
ELECTRICAL EQUIPMENT--0.3%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19                               2,565,000        2,722,973
                                                                                         --------------
INDUSTRIAL CONGLOMERATES--0.9%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12                                     2,320,000        2,419,533
5.50% Sr. Unsec. Nts., 1/8/20                                                2,925,000        2,989,882
Tyco International Ltd./Tyco International Finance SA,
6.875% Sr. Unsec. Unsub. Nts., 1/15/21                                       4,500,000        5,152,190
                                                                                         --------------
                                                                                             10,561,605
                                                                                         --------------
MACHINERY--0.3%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14                                  2,730,000        2,869,913
                                                                                         --------------
ROAD & RAIL--0.4%
CSX Corp., 7.375% Sr. Unsec. Nts., 2/1/19                                    3,700,000        4,318,733
                                                                                         --------------
INFORMATION TECHNOLOGY--0.7%
COMMUNICATIONS EQUIPMENT--0.2%
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11                                  2,515,000        2,718,446
                                                                                         --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Agilent Technologies, Inc., 5.50% Sr. Unsec. Unsub.
Nts., 9/14/15                                                                4,043,000        4,338,107
                                                                                         --------------
SOFTWARE--0.1%
CA, Inc., 5.375% Sr. Unsec. Unsub. Nts., 12/1/19                             1,310,000        1,326,607


                    17 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                            Principal
                                                                             Amount           Value
                                                                          ------------   --------------
MATERIALS--2.5%
CHEMICALS--0.6%
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17(2)                          $  2,495,000   $    2,800,638
Morton International, Inc., 12.40% Credit Sensitive
Nts., 6/1/20(1)                                                                 85,000          101,458
Terra Capital, Inc., 7.75% Sr. Unsec. Nts., 11/1/19                          3,305,000        4,007,313
                                                                                         --------------
                                                                                              6,909,409
CONTAINERS & PACKAGING--0.5%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16                                   2,610,000        2,786,175
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17(2)                                2,553,000        2,774,733
                                                                                         --------------
                                                                                              5,560,908
METALS & MINING--1.4%
Cliffs Natural Resources, Inc., 5.90% Sr. Unsec. Unsub.
Nts., 3/15/20                                                                1,905,000        1,954,627
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts.,
4/1/17                                                                       3,935,000        4,383,555
Teck Resources Ltd., 9.75% Sr. Sec. Nts., 5/15/14                            2,840,000        3,379,600
Vale Overseas Ltd., 6.875% Sr. Unsec. Nts., 11/10/39                         2,835,000        2,951,655
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15                                        1,485,000        1,558,903
6% Sr. Unsec. Unsub. Nts., 10/15/15                                          1,775,000        1,916,812
                                                                                         --------------
                                                                                             16,145,152
TELECOMMUNICATION SERVICES--2.9%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.6%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38                                  2,590,000        2,636,949
British Telecommunications plc, 9.625% Bonds, 12/15/30                       1,750,000        2,209,239
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13                         2,365,000        2,400,475
Deutsche Telekom International Finance BV, 8.50% Unsub
Nts., 6/15/10(1)                                                             2,196,000        2,228,516
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13                                 2,450,000        2,667,369
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15                          2,615,000        2,869,963
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub
Nts., 10/1/10                                                                4,520,000        4,599,285
Telefonica Europe BV, 7.75% Unsec. Nts., 9/15/10                             2,170,000        2,235,749
Telus Corp., 8% Nts., 6/1/11                                                 2,480,000        2,669,767
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts.,
2/15/38                                                                      1,723,000        1,793,574
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16                      2,845,000        2,923,238
                                                                                         --------------
                                                                                             29,234,124
WIRELESS TELECOMMUNICATION SERVICES--0.3%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17                           1,910,000        2,143,975
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts., 5/1/11                            951,000        1,031,059
                                                                                         --------------
                                                                                              3,175,034
UTILITIES--1.9%
ELECTRIC UTILITIES--0.4%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12(2)                     1,880,000        2,074,486
FirstEnergy Corp., 7.375% Sr. Unsub. Nts., Series C,
11/15/31                                                                     1,818,000        1,886,562
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19(2)                         675,000          823,674
                                                                                         --------------
                                                                                              4,784,722


                    18 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                            Principal
                                                                             Amount           Value
                                                                          ------------   --------------
ENERGY TRADERS--0.8%
Constellation Energy Group, Inc., 7.60% Unsec. Nts.,
4/1/32                                                                    $  2,485,000   $    2,852,969
Energy Future Holdings Corp., 10% Sr. Sec. Nts.,
1/15/20(2)                                                                     315,000          329,963
NRG Energy, Inc., 7.375% Sr. Nts., 2/1/16                                    2,375,000        2,363,125
Oncor Electric Delivery Co., 6.375% Sr. Sec. Nts.,
1/15/15                                                                      3,130,000        3,466,178
                                                                                         --------------
                                                                                              9,012,235
                                                                                         --------------
MULTI-UTILITIES--0.7%
Narragansett Electric Co., 5.638% Sr. Unsec. Nts.,
3/15/40(2)                                                                   1,135,000        1,103,950
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10                     2,410,000        2,502,831
Sempra Energy:
6.50% Sr. Unsec. Nts., 6/1/16                                                1,325,000        1,482,016
9.80% Sr. Unsec. Nts., 2/15/19                                               2,110,000        2,746,503
                                                                                         --------------
                                                                                              7,835,300
                                                                                         --------------
Total Corporate Bonds and Notes (Cost $372,485,276)                                         391,609,641
                                                                                         --------------

                                                                             Shares
                                                                          ------------
COMMON STOCKS--0.0%
Chesapeake Energy Corp.  (Cost $9)                                                 181            4,279

                                                                              Units
                                                                          ------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Pathmark Stores, Inc. Wts., Strike Price $22.31, Exp.
9/19/10 (12) (Cost $5,577)                                                       2,028               --

                                                                             Shares
                                                                          ------------
INVESTMENT COMPANIES--12.4%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency
Shares, 0.00% (14,15)                                                           27,789           27,789
Oppenheimer Institutional Money Market Fund, Cl. E,
0.15%(14,16)                                                               140,999,797      140,999,797
                                                                                         --------------
Total Investment Companies (Cost $141,027,586)                                              141,027,586
TOTAL INVESTMENTS, AT VALUE (EXCLUDING INVESTMENTS PURCHASED WITH
CASH COLLATERAL FROM SECURITIES LOANED) (COST $1,452,561,051)                             1,482,710,304
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--0.6%
OFI Liquid Assets Fund, LLC, 0.18%(14,16) (Cost
$7,228,200)                                                                  7,228,200        7,228,200
TOTAL INVESTMENTS, AT VALUE (COST $1,459,789,251)                                131.3%   1,489,938,504
Liabilities in Excess of Other Assets                                            (31.3)    (355,026,007)
                                                                                         --------------
Net Assets                                                                       100.0%  $1,134,912,497
                                                                                         ==============

Footnotes to Statement of Investments

(1.) Represents the current interest rate for a variable or increasing rate security.


                    19 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

(2.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $106,578,967 or 9.39% of the Fund's net assets as of March 31, 2010.

(3.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $44,029,493 or 3.88% of the Fund's net assets as of March 31, 2010.

(4.) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $559,366 or 0.05% of the Fund's net assets as of March 31, 2010.

(5.) When-issued security or delayed delivery to be delivered and settled after March 31, 2010. See accompanying Notes.

(6.) Partial or fully-loaned security. See accompanying Notes.

(7.) The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

(8.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $5,935,221. See accompanying Notes.

(9.) Zero coupon bond reflects effective yield on the date of purchase.

(10.) Issue is in default. See accompanying Notes.

(11.) Interest or dividend is paid-in-kind, when applicable.

(12.) Non-income producing security.

(13.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(14.) Rate shown is the 7-day yield as of March 31, 2010.

(15.) Interest rate is less than 0.0005%.

(16.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                            SHARES                                   SHARES
                                         DECEMBER 31,      GROSS        GROSS       MARCH 31,
                                             2009        ADDITIONS    REDUCTIONS       2010
                                         ------------   ----------   -----------   -----------
OFI Liquid Assets Fund, LLC                 7,318,500   12,885,300    12,975,600     7,228,200
Oppenheimer Institutional Money Market
   Fund, Cl. E                            184,405,282   95,020,120   138,425,605   140,999,797

                                             VALUE      INCOME
                                         ------------   -------
OFI Liquid Assets Fund, LLC              $  7,228,200   $ 1,584(a)
Oppenheimer Institutional Money Market
   Fund, Cl. E                            140,999,797    72,131
                                         ------------   -------
                                         $148,227,997   $73,715
                                         ============   =======

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of March 31, 2010 based on valuation input level:


                    20 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                           LEVEL 3--
                                       LEVEL 1--        LEVEL 2--         SIGNIFICANT
                                      UNADJUSTED    OTHER SIGNIFICANT    UNOBSERVABLE
                                    QUOTED PRICES   OBSERVABLE INPUTS        INPUTS           VALUE
                                    -------------   -----------------   --------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Asset-Backed Securities              $         --    $  132,093,479           $--        $  132,093,479
Mortgage-Backed Obligations                    --       772,159,389            --           772,159,389
U.S. Government Obligations                    --        45,815,930            --            45,815,930
Corporate Bonds and Notes                      --       391,609,641            --           391,609,641
Common Stocks                               4,279                --            --                 4,279
Rights, Warrants and Certificates              --                --            --                    --
Investment Companies                  141,027,586                --            --           141,027,586
Investments Purchased with Cash
Collateral from Securities Loaned              --         7,228,200            --             7,228,200
                                     ------------    --------------           ---        --------------
Total Investments, at Value           141,031,865     1,348,906,639            --         1,489,938,504
OTHER FINANCIAL INSTRUMENTS:
Futures margins                           533,368                --            --               533,368
                                     ------------    --------------           ---        --------------
Total Assets                         $141,565,233    $1,348,906,639           $--        $1,490,471,872
                                     ------------    --------------           ---        --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated swaps, at value          $         --    $     (415,367)          $--        $     (415,367)
Futures margins                          (118,846)             --              --              (118,846)
                                     ------------    --------------           ---        --------------
Total Liabilities                    $   (118,846)   $     (415,367)          $--        $     (534,213)
                                     ------------    --------------           ---        --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                                                                                  UNREALIZED
                                         NUMBER OF   EXPIRATION                  APPRECIATION
CONTRACT DESCRIPTION          BUY/SELL   CONTRACTS      DATE         VALUE      (DEPRECIATION)
--------------------          --------   ---------   ----------   -----------   --------------
U.S. Long Bonds                  Buy        840        6/21/10    $97,545,000     $ 228,287
U.S. Treasury Nts., 2 yr.       Sell        196        6/30/10     42,522,813        38,422
U.S. Treasury Nts., 5 yr.       Sell        401        6/30/10     46,052,344        89,616
U.S. Treasury Bonds, 10 yr.      Buy        516        6/21/10     59,985,000      (336,556)
                                                                                  ---------
                                                                                  $  19,769
                                                                                  =========

CREDIT DEFAULT SWAP CONTRACTS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                                                                  PAY/
                                         BUY/SELL    NOTIONAL   RECEIVE
REFERENCE ENTITY/                         CREDIT      AMOUNT     FIXED    TERMINATION                UNREALIZED
SWAP COUNTERPARTY                       PROTECTION    (000'S)     RATE        DATE        VALUE     DEPRECIATION
-----------------                       ----------   --------   -------   -----------   ---------   ------------
CDX NORTH AMERICA INVESTMENT
GRADE INDEX, VOLUME H, SERIES 7
Morgan Stanley Capital Services, Inc.     Sell        $17,000    0.75%      12/20/11    $(205,008)    $205,008
   Total                                               17,000                            (205,008)     205,008
VALE INCO LTD.:
Morgan Stanley Capital Services, Inc.      Buy          3,660    0.70        3/20/17      (34,988)      34,988
Morgan Stanley Capital Services, Inc.      Buy          3,670    0.63        3/20/17      (18,927)      18,927
                                                      -------                           ---------     --------
   Total                                                7,330                             (53,915)      53,915
                                                      -------                           ---------     --------


                    21 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

VALE OVERSEAS:
Morgan Stanley Capital Services, Inc.     Sell          3,660    1.17        3/20/17      (70,490)      70,490
Morgan Stanley Capital Services, Inc.     Sell          3,670    1.10        3/20/17      (85,954)      85,954
                                                      -------                           ---------     --------
   Total                                                7,330                            (156,444)     156,444
                                                                                        ---------     --------
Grand Total Buys                                                                          (53,915)      53,915
Grand Total Sells                                                                        (361,452)     361,452
                                                                                        ---------     --------
Total Credit Default Swaps                                                              $(415,367)    $415,367
                                                                                        =========     ========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                   TOTAL MAXIMUM POTENTIAL                             REFERENCE
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD   PAYMENTS FOR SELLING CREDIT                         ASSET RATING
PROTECTION                                        PROTECTION (UNDISCOUNTED)    AMOUNT RECOVERABLE*      RANGE**
----------------------------------------------   ---------------------------   -------------------   ------------
Non-Investment Grade Corporate Debt Indexes             $17,000,000                    $--                 BB-
Investment Grade Single Name Corporate Debt               7,330,000                     --                BBB+
                                                        -----------                    ---
Total                                                   $24,330,000                    $--
                                                        ===========                    ===

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF MARCH 31, 2010 IS AS FOLLOWS:

                                                                          NOTIONAL
                                                 SWAP TYPE FROM            AMOUNT
SWAP COUNTERPARTY                               FUND PERSPECTIVE           (000'S)      VALUE
-----------------                        ------------------------------   --------   ---------
Morgan Stanley Capital Services, Inc.:   Credit Default Buy Protection     $ 7,330   $ (53,915)
                                         Credit Default Sell Protection     24,330    (361,452)
                                                                                     ---------
   Total Swaps                                                                       $(415,367)
                                                                                     =========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.


                    22 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

                    23 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

As of March 31, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                         WHEN-ISSUED OR
                        DELAYED DELIVERY
                       BASIS TRANSACTIONS
                       ------------------
Purchased securities     $440,950,659
Sold securities            93,229,505

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of March 31, 2010 is as follows:

Cost                                $365,810
Market Value                        $     --
Market Value as a % of Net Assets         --%

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market

                    24 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As of March 31, 2010, there were no restrictions on the Fund's ability to withdraw investments from LAF at will. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.


                    25 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of March 31, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $415,367 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of March 31, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.


                    26 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the


                    27 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

     buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of March 31, 2010, the Fund had on loan securities valued at $7,090,706. Collateral of $7,228,200 was received for the loans all of which was received in cash and subsequently invested in approved instruments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $1,460,537,050
Federal tax cost of other investments       68,935,074
                                        --------------
Total federal tax cost                  $1,529,472,124
                                        ==============
Gross unrealized appreciation           $   47,427,064
Gross unrealized depreciation              (18,421,208)
                                        --------------
Net unrealized appreciation             $   29,005,856
                                        ==============


                    28 | Fixed Income Active Allocation Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 04/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Portfolio Series: Fixed Income Active Allocation


By: /s/ William F. Glavin, Jr.
   ----------------------------------
   William F. Glavin, Jr.
   Principal Executive Officer

Date: 06/07/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
   ----------------------------------
   William F. Glavin, Jr.
   Principal Executive Officer

Date: 06/07/2010


By: /s/ Brian W. Wixted
   ----------------------------------
   Brian W. Wixted
   Principal Financial Officer

Date: 06/07/2010